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                        VERTEX COMMUNICATIONS CORPORATION

                                  EXHIBIT 10.26
                                       TO
                           ANNUAL REPORT ON FORM 10-K
                     For Fiscal Year ended September 30,1998

              FIRST AMENDMENT TO THE SAVINGS/PROFIT SHARING PLAN OF
                       VERTEX COMMUNICATIONS CORPORATION,
                             AS AMENDED AND RESTATED

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                                                                   EXHIBIT 10.26

                       EMPLOYEE PROFIT SHARING BONUS PLAN
                                       OF
                        VERTEX COMMUNICATIONS CORPORATION
               (AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 1998)


         1. PURPOSE OF PLAN. The Employee Profit Sharing Bonus Plan is intended to promote the growth and development of the Company by providing bonus compensation as a reward to those employees of the Company or a Business Unit (as hereinafter defined) who contribute by their ability, industry, productivity, and longevity to the growth, development, and profitability of the Company.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall have the ascribed meanings unless otherwise clearly apparent from the context:

                  "Annual Operating Plan" (AOP) - shall mean the projected plan of operations of the Company or each of its Business Units, as applicable, as approved by the Board of Directors for a designated Fiscal Year.

                  "Annual Performance Objectives" - shall mean the financial objectives of the Company or each Business Unit, respectively, which the Compensation Committee shall promulgate and define as applicable for each Fiscal Year relative to various degrees of achievement of Bonuses under the Plan at various levels of Net Income After Tax achieved by the Company for such Fiscal Year and various levels of Pretax Income for each Business Unit, respectively, for such Fiscal Year and such other measurements of financial accomplishment by each respective Business Unit as it shall in its sole discretion authorize and approve as conditions precedent to realization by Participants of Bonuses under the Plan, which Annual Performance Objectives shall be communicated annually to all Participants in the Plan.

                  "Board of Directors" - shall mean the Board of Directors of Vertex Communications Corporation.

                  "Bonus" - shall mean a cash distribution to be made to a Participant for a Fiscal Year as determined in accordance with the provisions of the Plan. "Bonus Fund" - shall mean the targeted amount established each Fiscal Year for the Company

VERTEX COMMUNICATIONS CORPORATION
EMPLOYEE PROFIT SHARING BONUS PLAN                                       PAGE 1

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                                                                   EXHIBIT 10.26

or each Business Unit, as applicable, by the Board of Directors to fund the payment of the Bonuses for such Fiscal Year hereunder.

                  "Bonus Share" - shall mean the share of the Bonus Fund allotted to each Participant in accordance with the provisions of the Plan.

                  "Business Unit" - shall mean any Subsidiary, Division, or Group of the Company to which this Plan may hereafter become applicable by action of the Board of Directors or as otherwise required by applicable law.

                  "Company" - shall mean Vertex Communications Corporation.

                  "Compensation Committee" - shall mean the Compensation Committee of the Board of Directors.

                  "Division" - shall mean any Division of the Company, including Vertex Antenna Products Division, Vertex Control Systems Division, Vertex Special Projects Division, and any other Division of the Company to which this Plan may hereafter become applicable by action of the Board of Directors.

                  "Employee" - shall mean a person who is in the regular full-time employment of the Company or one of its Business Units as determined by the personnel policies and practices of the Company or Business Unit, respectively, except, however, any such person who is an officer or director of the Company or a participant pursuant to the Management Incentive Compensation Plan of the Company or applicable Business Unit thereof for such Fiscal Year.

                  "Fiscal Year" - shall mean the taxable year of the Company and its Business Units, as applicable, ending September 30.

                  "Group" - shall mean any separate Group within the Company that is not defined as a Division or Subsidiary, including Vertex Antenna Group, Vertex Antenna Group Marketing, Vertex Business Development Group, Vertex Electronics Group, and any other Group to which this Plan may hereafter become applicable by action of the Board of Directors.

VERTEX COMMUNICATIONS CORPORATION
EMPLOYEE PROFIT SHARING BONUS PLAN                                       PAGE 2

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                                                                   EXHIBIT 10.26

                  "Management Incentive Compensation Plan" - shall mean the Management Incentive Compensation Plan of the Company, as applicable to the Company or Business Unit in which the Participant is eligible to participate during the Fiscal Year.

                  "Net Income After Tax" - shall mean for each Fiscal Year the net income of the Company after federal and state taxes determined in accordance with generally accepted accounting principles consistently applied and as approved by the independent public accountants who have examined the financial accounts and records of the Company for such Fiscal Year; provided, however, that any such determination of the Net Income After Tax shall be adjusted to include the effect of the amount of any Bonus paid or to be paid to a Participant pursuant to the Plan.

                  "Participant" - shall mean any Employee who is eligible to receive a Bonus during the Fiscal Year.

                  "Plan" - shall mean the Employee Profit Sharing Bonus Plan of the Company and its Business Units, as amended and restated effective, as of October 1, 1998.

                  "Pretax Income" - shall mean for each Fiscal Year the net income of each Business Unit, as applicable, before federal and state taxes determined in accordance with generally accepted accounting principles consistently applied and as approved by the independent public accountants who have examined the financial accounts and records of the Company and each of its Business Units for such Fiscal Year; provided, however, that such Pretax Income determination shall be adjusted to include the effect of the amount of any Bonus paid or to be paid to a Participant pursuant to the Plan.

                  "Projected Net Income After Tax" - shall mean for each Fiscal Year the level of Net Income After Tax projected and approved by the Board of Directors to be achieved by the Company for such Fiscal Year pursuant to the Annual Operating Plan for such Fiscal Year.

                  "Projected Pretax Income" - shall mean for each Fiscal Year the level of Pretax Income projected and approved by the Board of Directors to be achieved by each Business Unit, respectively, for

VERTEX COMMUNICATIONS CORPORATION
EMPLOYEE PROFIT SHARING BONUS PLAN                                       PAGE 3

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                                                                   EXHIBIT 10.26

such Fiscal Year pursuant to the Annual Operating Plan as related to the appropriate Business Unit, as applicable, for such Fiscal Year.

                  "Subsidiary" - shall mean any Subsidiary of Vertex Communications Corporation, including Vertex Microwave Products, Inc., Vertex Electronic Products, Inc., Vertex-New Mexico, Inc., Vertex Satcom Systems, Inc., Vertex Antenna Systems, L.L.C., or any other Subsidiary which may hereafter adopt the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee appointed by the Board of Directors. The Compensation Committee shall consist of not less than two (2) members of the Board of Directors. The Board of Directors may from time to time appoint members of the Compensation Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Compensation Committee. The Compensation Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places, as it shall deem advisable.

                  A majority of the members of the Compensation Committee shall constitute a quorum. All action of the Compensation Committee shall be taken by a majority of its members. Any action may be taken by written instrument signed by a majority of the members, and any action so taken shall be deemed fully as effective as if it had been taken by a vote of the majority of the members at the meeting duly called and held. The Compensation Committee may appoint a Secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                  The Compensation Committee shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan. No member of the Board of Directors or the Compensation Committee shall be liable for any action or determination made in good faith with respect to the Plan.

VERTEX COMMUNICATIONS CORPORATION
EMPLOYEE PROFIT SHARING BONUS PLAN                                       PAGE 4

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                                                                   EXHIBIT 10.26

  All determinations, decisions, and directions made or given by the Board of Directors or the Compensation Committee under the Plan shall be final and conclusive. The decision of the Board of Directors or the Compensation Committee on any question concerning or involving the interpretation or administration of the Plan shall be final and conclusive, and no provision of the Plan shall be deemed to give any Employee, his/her legal representative or assigns, any right to participate in the Plan, except to such extent, if any, as the Compensation Committee may have determined or approved pursuant to the provisions of the Plan.

         4. PARTICIPATION IN THE PLAN. All Employees in the regular full-time employ of the Company or one of its Business Units as of the beginning of each Fiscal Year (October 1) are eligible to participate in the Plan.

         5. DETERMINATION OF THE BONUS FUND. Prior to the commencement of each Fiscal Year, the Board of Directors shall determine the Projected After Tax Income for the Company and the Projected Pretax Income of each Business Unit, respectively, for such Fiscal Year and the amount of the targeted Bonus Fund that will be available for payment of Bonuses for such Fiscal Year, subject to the achievement and satisfaction of certain Annual Performance Objectives by the Company and its Business Units, respectively, for such Fiscal Year. Within thirty (30) days thereafter, the Compensation Committee in its discretion shall determine the targeted Bonus Share of the Bonus Fund to be allocated to each Participant for such Fiscal Year subject to the terms of the Plan, including, without limitation, compliance and satisfaction by the Company and each respective Business Unit, with Annual Performance Objectives established by the Compensation Committee for such Fiscal Year. The Compensation Committee shall make such determinations pursuant to the following procedures:

                  Step One:

                  The aggregate number of years of employment service of each Participant with the Company or Business Unit, as applicable, shall be multiplied by the hourly rate of compensation of each such Participant on October 1 of such Fiscal Year.

VERTEX COMMUNICATIONS CORPORATION
EMPLOYEE PROFIT SHARING BONUS PLAN                                       PAGE 5

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                                                                   EXHIBIT 10.26

                  Step Two:

                           The mathematical products thus determined in Step One
                  above for all Participants employed by the Company or Business Unit, as applicable, shall be aggregate in a total sum. Step
                  Three:

                           The quotient (expressed as a percentage) obtained by
                  dividing the amount determined in Step One above as to each Participant by the aggregate amount determined in Step Two above shall constitute the Bonus Share of each respective Participant in and to the Bonus Fund for such Fiscal Year.

                  Step Four:

                           The amount of the Bonus Share of each Participant
                  (expressed in dollars) in and to the Bonus Fund for each Fiscal Year shall be determined by multiplying the Bonus Fund for such Fiscal Year applicable to the Company or Business Unit, as appropriate, by the quotient obtained in Step Three above as to such Participant.

Each Participant in the Plan shall be notified of his/her Bonus Share for such Fiscal Year as soon as practical after the projected amount thereof has been determined in accordance with the provisions of the Plan.

         6. AWARD OF BONUS COMPENSATION. Within sixty (60) days after completion of the Company's Fiscal Year, the Compensation Committee shall determine the amount of the Bonus to be paid to each Participant for such Fiscal Year. The final pre-tax or net income, as applicable, utilized to calculate the Bonus Share for each Participant shall be determined using the same method used pursuant to the Management Incentive Compensation Plan.

         7. ELIGIBILITY FOR INCENTIVE COMPENSATION; PRORATION FOR LEAVES OF ABSENCE. An Employee shall be eligible for and shall receive the full amount of his/her Bonus for a Fiscal Year, provided such Employee remains in the continuous, active employment of the Company or Business Unit, as applicable, for such

VERTEX COMMUNICATIONS CORPORATION
EMPLOYEE PROFIT SHARING BONUS PLAN                                       PAGE 6

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                                                                   EXHIBIT 10.26

entire Fiscal Year. A Participant who has taken one or more authorized leaves of absence lasting, in the aggregate, for four or more weeks during the Fiscal Year will receive a prorated share of his/her Bonus reflecting the time away from work. An Employee whose employment terminates for any reason before the end of the Fiscal Year is not eligible for participation in the Plan, and shall not be entitled to any Bonus for such Fiscal Year. Notwithstanding the preceding, in the event of termination of employment before the end of the Fiscal Year by reason of the retirement of an otherwise eligible Employee pursuant to the terms of an applicable retirement or savings plan, or the death of such Employee, the Compensation Committee shall have the power and authority to determine whether a Bonus should be paid to such Employee for such Fiscal Year. The determination of the Compensation Committee in the exercise of such power and authority in its sole discretion shall be final and binding upon each such Employee and anyone claiming by or through such Employee.

         8. AMENDMENT OR TERMINATION. The Board of Directors may, from time to time, amend, modify, change, suspend, or terminate, in whole or in part, any or all of the provisions of the Plan, except that:

                  (a) No amendment, modification, change, suspension, or termination may affect any right of any Participant to receive a Bonus made to him/her prior to the effective date of such amendment, modification, change, suspension, or termination; and,

                  (b) No amendment, modification, or change may withdraw the obligation and right of interpretation and administration of the Plan from the Compensation Committee.

         9. NO RIGHT TO EMPLOYMENT. Nothing in the Plan shall be deemed to give any Employee or his/her legal representative or assigns, or any other person or entity claiming under or though him/her, any contract or other right to participate in the benefits of the Plan other than as expressly set forth herein. Nothing in the Plan shall be construed as constituting a commitment, guarantee, agreement, or understanding of any kind or nature that the Company or any of its Business Units will continue to employ any individual (whether

VERTEX COMMUNICATIONS CORPORATION
EMPLOYEE PROFIT SHARING BONUS PLAN                                       PAGE 7

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                                                                   EXHIBIT 10.26

or not an Employee or a Participant); nor shall the Plan affect in any way the right of the Company or its Business Units to terminate the employment of any individual (whether or not an Employee or a Participant) at any time.

         10. INDEMNIFICATION OF COMPENSATION COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board of Directors or as members of the Compensation Committee, the members of the Compensation Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceedings, or in connection with any appeal thereof, to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceedings, except in relation to matters as to which it shall be adjudged in such action, suit, or proceedings that such Compensation Committee member is liable for negligence or misconduct in the performance of his/her duties, provided that within thirty (30) days after institution of any such action, suit, or proceedings a Compensation Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

         11. ADOPTION BY BUSINESS UNITS. This Plan may be adopted by each Business Unit, as appropriate, by such action as is required to approve the application of the Plan to such Business Unit.

         12. EFFECTIVE DATE AND TERM. This Plan (as hereby amended and restated) supersedes all prior employee profit sharing bonus plans of the Company or any of its Business Units, effective as of October 1, 1998, and shall remain in effect until terminated or otherwise amended or modified by the Company.

Executed this 17th day of October, 1998, effective, however, as of October 1, 1998.


VERTEX COMMUNICATIONS CORPORATION
EMPLOYEE PROFIT SHARING BONUS PLAN                                       PAGE 8

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                                                                   EXHIBIT 10.26

                                         VERTEX COMMUNICATIONS CORPORATION


                                         By:   /s/ J. Rex Vardeman
                                            ----------------------------------
                                             J. REX VARDEMAN, President
ATTEST:


By:  /s/ Joe A. Ylitalo
   --------------------------------
    Joe A. Ylitalo, Secretary


VERTEX COMMUNICATIONS CORPORATION
EMPLOYEE PROFIT SHARING BONUS PLAN                                       PAGE 9